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                                                               EXHIBIT 99.B5(ii)
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MetLifeInvestors                                                                                      Send Application and check to:
                                        Variable Annuity Application                             MetLife Investors Insurance Company
                                                                                               Policy Service Office: P.O. Box 10366
                                                                                                         Des Moines, Iowa 50306-0366
MetLife Investors Variable Annuity Class A                                                       For assistance call: 1-800 848-3854

ACCOUNT INFORMATION

1. Annuitant
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   _________________________________________________________________________      Social
   Name          (First)          (Middle)        (Last)                          Security Number ________ -- ________ -- __________

                                                                                  Sex [_] M [_] F Date of Birth _____/ ______/ _____

   _________________________________________________________________________
   Address       (Street)         (City)          (State)    (Zip)                Phone ( ________) ________________________________
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2. Owner (Complete only if different than Annuitant)
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   Correspondence is sent to the Owner.
                                                                                  Social
                                                                                  Security/Tax ID Number _______ -- ______ -- ______
   _________________________________________________________________________
   Name          (First)          (Middle)        (Last)
                                                                                  Sex [_] M [_] F Date of Birth/Trust ____/ ___/ ___

   _________________________________________________________________________
   Address       (Street)         (City)          (State)    (Zip)                Phone ( ________) ________________________________
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3. Joint Owner
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                                                                                  Social
                                                                                  Security Number ________ -- ________ -- __________
   _________________________________________________________________________
   Name          (First)          (Middle)        (Last)

                                                                                  Sex [_] M [_] F Date of Birth _____/ ______/ _____
   _________________________________________________________________________
   Address       (Street)         (City)          (State)    (Zip)                Phone ( ________) ________________________________
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4. Beneficiary
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   Show full name(s), address(es), relationship to Owner, Social Security Number(s), and percentage each is to receive. Use the
   Special Requests section if additional space is needed. Unless specified otherwise in the Special Requests section, if Joint
   Owners are named, upon the death of either Joint Owner, the surviving Joint Owner will be the primary beneficiary, and the beneficiaries listed below will be considered contingent beneficiaries.

                                                                                                          -     -
   _________________________________________________________________________________________________________________________________
   Primary Name                   Address                                          Relationship      Social Security Number        %

                                                                                                          -     -
   _________________________________________________________________________________________________________________________________
   Primary Name                   Address                                          Relationship      Social Security Number        %

                                                                                                          -     -
   _________________________________________________________________________________________________________________________________
   Contingent Name                Address                                          Relationship      Social Security Number        %

                                                                                                          -     -
   _________________________________________________________________________________________________________________________________
   Contingent Name                Address                                          Relationship      Social Security Number        %
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5. Plan Type                                                                               6. Purchase Payment
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   [_]  NON-QUALIFIED                                                                      Funding Source of Purchase Payment
                                                                                           -----------------------------------------
   QUALIFIED                                                                               [_] 1035 Exchange   [_] Check    [_] Wire
   [_] 401
   [_] 403(b) TSA Rollover*                                                                Initial Purchase
                                                                                           Payment $____________________________
   408 IRA* (check one of the options listed below)                                                 Make Check Payable to
                                                                                                    MetLife Investors

   Traditional IRA            SEP IRA                    Roth IRA
   ---------------            -------                    --------                          (Estimate dollar amount for 1035
   [_] Transfer               [_] Transfer               [_] Transfer                      exchanges, transfers, rollovers, etc.)
   [_] Rollover               [_] Rollover               [_] Rollover
   [_] Contribution - Year___ [_] Contribution - Year___ [_] Contribution - Year____ __    Minimum Initial Purchase Payment:
   *The annuitant and owner must be the same person.                                         $5,000 (Non-Qualified)
                                                                                             $2,000 (Qualified)
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7155 (11/00)                                                                                                              APPVA-504A
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 RIDERS

7. Benefit Riders (subject to state availability               11. Replacements
   and age restrictions)
---------------------------------------------------------     ----------------------------------------------------------------------
 These riders may only be chosen at time of application.
 Please note, there are additional charges for the             Does the applicant have any existing life
 optional riders. Once elected these options may not be        insurance policies or annuity contracts?               [_] Yes [_] No
 changed.
                                                               Is this annuity being purchased to replace
1) [_]  Lifetime Income Solution                               any existing life insurance or annuity
                                                               policy(ies)?                                           [_] Yes [_] No
2) Death Benefit Riders (Check one. If no election is
   made, the Principal Protection option will apply).          If "Yes," applicable disclosure and
        [_]  Principal Protection                              replacement forms must be attached.
        [_]  Annual Step-Up                                   ----------------------------------------------------------------------
        [_]  Compounded-Plus
                                                                12. Acknowledgement and Authorization
3) [_]  Earnings Preservation Benefit Rider                   ----------------------------------------------------------------------
                                                                 I (We) agree that the above information and statements and those
4) [_]  Other __________________________________________         made on all pages of this application are true and correct to the
---------------------------------------------------------        best of my (our) knowledge and belief and are made as the basis of
 COMMUNICATIONS                                                  my (our) application. I (We) acknowledge receipt of the current prospectus of First MetLife Investors Variable Annuity Account One.
8. Telephone Transfer                                            PAYMENTS AND VALUES PROVIDED BY THE CONTRACT FOR WHICH APPLICATION
---------------------------------------------------------        IS MADE ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.
I (We) authorize MetLife Investors Insurance Company          ----------------------------------------------------------------------
(MetLife Investors) or any person authorized by MetLife
Investors to accept telephone transfer instructions and/or    ----------------------------------------------------------------------
future payment allocation changes from me (us) and my
Registered Represtative/Agent. Telephone transfers will be    _______________________________________________________________
automatically permitted unless you check one or both of         (Owner Signature & Title, Annuitant unless otherwise noted)
the boxes below indicating that you do not wish to
authorize telephone transfers. MetLife Investors will use
reasonable procedures to confirm that instructions            _______________________________________________________________
communicated by telephone are genuine.                                          (Joint Owner Signature & Title)

I (We) DO NOT wish to authorize telephone transfers for
the following                                                 _______________________________________________________________
(check applicable boxes):                                                 (Signature of Annuitant if other than Owner)
   [_] Owner(s)
   [_] Registered Representative/Agent
---------------------------------------------------------     Signed at _____________________________________________________
                                                                                      (City)                   (State)
SIGNATURES

9. Fraud Statement                                            Date __________________________________________________________
---------------------------------------------------------     ---------------------------------------------------------------
Notice to Applicant:
                                                              13. Agent's Report
For Arkansas, Kentucky, Louisiana, Maine, New Mexico, Ohio,   ---------------------------------------------------------------
Pennsylvania, Tennessee and Washington D.C. Residents: Any
person who knowingly and with intent to defraud any
insurance company or other person files an application or
submits a claim containing any materially false information   _______________________________________________________________
or conceals for the purpose of misleading, information                             Agent's Signature
concerning any fact material thereto, commits a fraudulent
insurance act, which is a crime, and subjects such person
to criminal and civil penalties.
                                                              _______________________________________________________________
For Florida Residents: Any person who knowingly and with                                 Phone
intent to injure, defraud, or deceive any insurer files a
statement of claim or an application containing any false,
incomplete, or misleading information is guilty of a felony
of the third degree.                                          _______________________________________________________________
                                                                                Agent's Name and Number
For New Jersey Residents: Any person who includes any false
or misleading information on an application for an
insurance policy is subject to criminal and civil penalties.
---------------------------------------------------------     _______________________________________________________________
                                                                               Name and Address of Firm
10. Special Requests
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                                                              _______________________________________________________________
                                                                       State License ID Number (Required for FL)

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                                                              _______________________________________________________________
                                                                                 Client Account Number

                                                              ---------------------------------------------------------------

7155 (11/00)                                                                                                       APPVA-504A
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